UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2018

ASTRONOVA, INC.

(Exact name of registrant as specified in its charter)

Rhode Island	0-13200	05-0318215
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 East Greenwich Avenue

West Warwick, RI 02893

(Address of principal executive offices) (Zip Code)

(401)-828-4000

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At our annual meeting of shareholders held on June 4, 2018, our shareholders approved the AstroNova, Inc. 2018 Equity Incentive Plan (the “2018 Plan”). The 2018 Plan provides for, among other things, the issuance of awards with respect to up to 650,000 shares of our common stock, plus an additional number of shares equal to the number of shares subject to awards granted under the 2018 Plan or our 2015 Equity Incentive Plan that are, following the effectiveness of the 2018 Plan, forfeited, cancelled, satisfied without the issuance of stock, otherwise terminated (other than by exercise), or, for shares of stock issued pursuant to any unvested award, reacquired by the Company at not more than the grantee’s purchase price (other than by exercise).

We incorporate herein by reference the description of the material terms of the 2018 Plan appearing under the heading “Proposal 3: Approval of the Company’s 2018 Equity Incentive Plan” in our definitive proxy statement dated as of May 4, 2018.

Also on June 4, 2018, our board of directors adopted the following forms of award agreements for use in granting awards pursuant to the 2018 Plan: Performance-based Restricted Stock Unit Award Agreement; Restricted Stock Unit Agreement (time-based vesting); Incentive Stock Option; Non-statutory Stock Option; Non-statutory Stock Option (Non-employee Director); Restricted Stock Agreement; and Non-employee Director Restricted Stock Agreement.

The forms of Performance-based Restricted Stock Unit Award Agreement; Restricted Stock Unit Agreement (time-based vesting); Incentive Stock Option; Non-statutory Stock Option; Non-statutory Stock Option (Non-employee Director); Restricted Stock Agreement; and Non-employee Director Restricted Stock Agreement are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Form of Performance-based Restricted Stock Unit Award Agreement.

10.2	Form of Restricted Stock Unit Agreement (time-based vesting).

10.3	Form of Incentive Stock Option.

10.4	Form of Non-statutory Stock Option.

10.5	Form of Non-statutory Stock Option (Non-employee Director).

10.6	Form of Restricted Stock Agreement.

10.7	Form of Non-employee Director Restricted Stock Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRONOVA, INC.

Dated: June 4, 2018	By:	/s/ David S. Smith
David S. Smith
Vice President, Treasurer and Chief Financial Officer

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